Exhibit 21

Subsidiaries of the Registrant

Name of Subsidiary:	State or Country Under Laws of Which Organized
1031 Corp.	Pennsylvania
1031 USA, LLC	Pennsylvania
Abstracters` Information Service, Inc.	New York
Accounting Services, LLC	Delaware
Accufacts Pre-Employment Screening, Inc	Delaware
Accu-Search, Inc.	New Jersey
Advanced Collateral Solutions, LLC	Delaware
All American Title Agency, LLC	Arizona
Alliance Home Warranty, Inc.	Utah
America’s Innovative Insurance Solutions, Inc	California
American Driving Records, Inc.	California
American Escrow Company	Texas
American First Abstract, LLC	Delaware
American Property Exchange, Inc.	Washington
Arizona Title Insurance Agency, Inc	Arizona
ATI Title Agency of Arizona, Inc.	Arizona
ATI Title Agency of Ohio, Inc.	Ohio
ATI Title Company of Alabama, LLC	Alabama
ATI Title Company, LLC	Delaware
ATI Title of Nevada, Inc.	Nevada
Atone Acquisition Corporation	Delaware
Atone Software, Inc	Delaware
Augusta Holdings, LLC	Delaware
Bar None, Inc.	Delaware
Basis100 Corporation	California
Basis100, Inc	Ontario
Bridge Title Insurance Company	California
C&S Appraisal, LLC	Minnesota
Campbell County Abstract Company	Wyoming
Canada Closing Centers, Inc	Canada
Censtar Title Insurance Company	Texas
Columbian National Title Insurance Company	Kansas
Consumer Select Insurance, LLC	Florida
Converse Land Title Company	Wyoming
Core Title Agency, Ltd.	Ohio
Corea Title Company	Korea
CoreLogic, Inc	Delaware
Create A Plan, Inc	Nevada
CreditReportPlus, LLC	Maryland
Current Status, Inc.	New Jersey
CVMS, LLC	Delaware
Data Trace Abstractor Services, LLC	Delaware
Data Trace Information Services II LLC	Delaware
Data Trace Information Services LLC	Delaware
Data Trace LLC	Delaware
Data Tree LLC	California
Decision Payroll Services, Inc	Florida
DecisionHR, Inc	Florida
DecisionHR 30, Inc	Florida
DecisionHR I, Inc	Florida
DecisionHR II, Inc	Oklahoma
DecisionHR V, Inc	Florida
DecisionHR VII, Inc	Georgia
DecisionHR VIII, Inc	Florida
DecisionHR IX, Inc	Florida

Name of Subsidiary:	State or Country Under Laws of Which Organized
DecisionHR XIII, Inc	Florida
DecisionHR XIV, Inc	Florida
DecisionHR USA, Inc	Delaware
Dentex Title Company	Texas
Dona Ana Title Company, Inc	New Mexico
DRN Commerce, Inc	California
eAppraiseIT, LLC	Delaware
East Coast Real Estate Services, LLC	North Carolina
Efficient Title Services, LLC	Maryland
enact Conveyancing Limited	England
enact Holdings Limited	England
Enact Processing Solutions Limited	England
enact Properties Limited	England
Equity Loan Services, Inc.	Delaware
Equity Title Insurance Agency, Inc.	Utah
Exchange Services, Inc	Idaho
FA Locate, Inc	Delaware
FADV CMSI, Inc	Delaware
FADV Holdings LLC	Delaware
FAF International Limited	England
FAF International Limited	New Zealand
FAF International Pty Limited	Australia
FAF International Seguros Generales S.A.	Chile
FAHH, LLC	Delaware
Fairbanks Title Agency, Inc.	Alaska
FASLO Solutions, LLC	Delaware
FATCO Holdings, LLC	Delaware
FATNY Realty Holdings LLC	New York
Faxxon Legal Information Services, Inc	Illinois
FCT Holdings Company Ltd.	Canada
FCT Insurance Company Ltd.	Canada
FCT Insurance Services Inc.	Canada
FCT Valuation Services, Inc.	Canada
Finiti, LLC	Delaware
Finiti Group, LLC	Delaware
Finiti Title, LLC	Delaware
Finiti Title of Alabama, LLC	Alabama
First Advantage (Beijing) Co., Ltd.	China
First Advantage Australasia Pty Ltd.	Australia
First Advantage Australia Pty Ltd	Australia
First Advantage Background Services Corp	Florida
First Advantage Canada, Inc.	Canada
First Advantage Corporation	Delaware
First Advantage Credco LLC	Delaware
First Advantage Enterprise Screening Corporation.	Delaware
First Advantage Europe Ltd	United Kingdom
First Advantage Hiring Management Systems Limited	United Kingdom
First Advantage Japan KK	Japan
First Advantage Limited	Hong Kong
First Advantage Litigation Consulting Japan GK	Japan
First Advantage Litigation Consulting, LLC	Virginia
First Advantage Membership Services, Inc.	California
First Advantage Occupational Health Services Corp	Florida
First Advantage Offshore Services Private Limited	India
First Advantage Philippines, Inc	Philippines
First Advantage PTE Ltd.	Singapore
First Advantage Public Records, LLC	Delaware
First Advantage Quest Research Corporation	Cayman Islands

Name of Subsidiary:	State or Country Under Laws of Which Organized
First Advantage Quest Research Group Ltd.	British Virgin Islands
First Advantage Quest Research Private Limited	India
First Advantage Quest Research, Ltd.	British Virgin Islands
First Advantage SafeRent, Inc.	Delaware
First Advantage Supply Chain Security, LLC	Arizona
First Advantage Talent Management Services LLC	Delaware
First Advantage Tax Consulting Services, LLC	Delaware
First American Abstract Company	Mississippi
First American Agency, Inc	Texas
First American Capital Trust I	Delaware
First American Centralized Services, Inc.	Delaware
First American China Holdings, LLC	Delaware
First American Commercial Real Estate Services, Inc.	Florida
First American Coordination Services, LLC	Kansas
First American CoreLogic Holdings, Inc	Delaware
First American CoreLogic, Inc	Delaware
First American Corporate Services, LLC.	Delaware
First American Credco of Puerto Rico, Inc.	Delaware
First American Default Information Services LLC	Florida
First American Exchange Company, LLC	Delaware
First American Exchange Corporation (NY)	New York
First American Flood Hazard Certification, LLC	Delaware
First American Fund Control, Inc	California
First American Global Services, Inc	Florida
First American Holdings, LLC	Delaware
First American Home Buyers Protection Corporation (California)	California
First American Home Warranty Corp	Florida
First American Indian Holdings LLC	Delaware
First American International Holdings, LLC	Delaware
First American International Title Services Inc.	Canada
First American International, Inc	Delaware
First American Leasing Company	California
First American LoanStar Trustee Services, LLC	Texas
First American Professional Real Estate Services, Inc	California
First American Property & Casualty Insurance Agency, Inc	California
First American Property & Casualty Insurance Agency, LLC	Delaware
First American Property & Casualty Insurance Company	California
First American Real Estate Flood & Tax Solutions LLC	Delaware
First American Real Estate Information Services, Inc.	California
First American Real Estate Solutions II LLC	California
First American Real Estate Solutions LLC	California
First American Real Estate Solutions of Texas, L.P.	Texas
First American Real Estate Tax Service LLC	Delaware
First American Relocation Solutions, Inc	Delaware
First American Servicing Solutions, LLC	Delaware
First American SMS, LLC	Delaware
First American Specialty Insurance Company	California
First American Technology Advantage, LLC	Kansas
First American Title & Trust Company	Oklahoma
First American Title Company	California
First American Title Company, Inc.	Florida
First American Title Company, Inc. (Hawaii)	Hawaii
First American Title Company, LLC (DE)	Delaware
First American Title Company of Carbon County	Wyoming
First American Title Company of Crook County	Wyoming
First American Title Company of Laramie County	Wyoming
First American Title Company of Montana, Inc.	Montana
First American Title Company of Sublette County	Wyoming

Name of Subsidiary:	State or Country Under Laws of Which Organized
First American Title Company of the Northwest and Midstates, Inc.	Missouri
First American Title Insurance Agency of Mohave, Inc.	Arizona
First American Title Insurance Agency, Inc.	Illinois
First American Title Insurance Agency, Inc. (Navajo)	Arizona
First American Title Insurance Agency, LLC	Delaware
First American Title Insurance Company	California
First American Title Insurance Company of Australia Pty Limited	Australia
First American Title Insurance Company of Kansas, Inc.	Kansas
First American Title Insurance Company of Louisiana	Louisiana
First American Title Insurance Company of New York	New York
First American Transportation Title Insurance Company	Louisiana
First American Trust, F.S.B.	California
First American UCC Insurance Services, LLC	Delaware
First American United General Alaska LLC	Alaska
First Australian Title Company Pty Limited	Australia
First Canadian CREDCO, Inc.	Canada
First Canadian Title Company Limited	Canada
First European Group Limited	United Kingdom
First Florida Title Insurance Agency, LLC	Florida
First Hong Kong Title Limited	Cayman Islands
First Indian Corporation	India
First International Real Estate Solutions Limited	United Kingdom
First Metropolitan Title Company	Michigan
First Mortgage Services Ltd	New Zealand
First Mortgage Services Pty Ltd	Australia
First Reliable, LLC	Delaware
First Security Thrift Company	California
First Title (Beijing) Real Estate Guaranty Co., Ltd	China
First Title CEE Insurance Intermediary Kft	Hungary
First Title Insurance plc	England
First Title Istanbul	Turkey
First Title New Zealand Limited	New Zealand
First Title Pacific Limited	New Zealand
First Title plc	England
First Title Polska Sp. Z.o.o	Poland
First Title Services Limited	England
First Valley Title, LLC	Arizona
Five Star Holdings, Inc.	California
Florida Sunshine Title, L.L.C.	Michigan
FMCT, L.L.C.	Michigan
FMS Administration Limited	New Zealand
Fortune Title Agency, Ltd	Ohio
FS Premium Finance Company	California
Goshen County Abstract & Title Company	Wyoming
GPIC Holdings, Inc.	California
Greater Michigan Title, LLC	Michigan
Happy Home Buying, Ltd	Cayman Islands
Harrison Title Agency, Ltd	Ohio
Harvard Design and Mapping Company, Inc	Massachusetts
Heritage Closing Services, Inc	California
Huntington Brokerage Corporation	Texas
Intertitle, Inc	California
Island Title Corporation	Hawaii
iSucceed, Inc	Nevada
Jenark Business Systems, Inc.	Maryland
Johnson County Title Company, Inc.	Wyoming
Konstar Title Insurance Agency, L.L.C.	Michigan
LeadClick Holding Company, LLC	Delaware

Name of Subsidiary:	State or Country Under Laws of Which Organized
LeadClick Media, Inc.	California
Lender Services Limited	Canada
Live Letting Exchange Limited	United Kingdom
Live Overseas Limited	United Kingdom
MarketLinx Corp	Canada
MarketLinx, Inc.	Tennessee
Masiello Closing Services, LLC	Michigan
Massachusetts Title Insurance Company	Massachusetts
Metropolitan Title – Wisconsin	Michigan
Metropolitan Title—Ohio, L.L.C.	Michigan
Mid-Valley Title and Escrow Company	California
Millennium Title Agency, LLC	Michigan
Montgomery County Abstract Company	Kansas
Mortgage Guarantee & Title Company	Rhode Island
Mt. Shasta Title & Escrow Company	California
Multifamily Community Insurance Agency, Inc.	Maryland
National Background Data, LLC	Delaware
National Data Registry, LLC	Delaware
National Default REO Services II, LLC.	Delaware
National Land Title of Tarrant, Inc	Texas
New Markets IV, LLC	Delaware
New Reunion Title, LLC	Texas
Nine Parked Place, LLC	Nevada
NZ Background (2006) Limited	New Zealand
Ohio Bar Title Insurance Company	Ohio
Omega Insurance Services, Inc.	Florida
Orange Coast Holdings, Inc.	Delaware
Orange Coast Title Company	California
Overseas Homes Network Limited	United Kingdom
Pacific Access Title, LLC	Hawaii
Pacific Northwest Title Company of Alaska, Inc.	Alaska
Pacific Northwest Title Company of Kenai, Inc.	Alaska
Pacific Northwest Title Company.	Washington
Pacific Northwest Title Holding Company	Washington
Pacific Northwest Title Insurance Company	Washington
Pacific Northwest Title of Oregon, Inc.	Oregon
Penn Attorneys Title Insurance Co.	Pennsylvania
Pioneer Agency Acquisition Company	Pennsylvania
Port Lawrence Title and Trust Company	Ohio
Premier Claims Service, Inc.	California
Presidential Title Services	Michigan
PrideRock Holding Company, Inc.	Alabama
Proxix Solutions, Inc	Florida
Public Abstract Corporation	New York
Quantrix Credit Services, LLC	Delaware
Quantrix, LLC	Delaware
Realeum, Inc.	Maryland
RealtyU, Inc	Ohio
Recruiternet (UK) Limited	United Kingdom
Refsure Worldwide Limited	New Zealand
Regency Escrow Corporation	California
Relocation Advantage, LLC	Delaware
RELS Management Company, LLC	Delaware
RELS Reporting Services, LLC	Iowa
RELS Title Services, LLC	Delaware
Republic Title of Texas, Inc.	Texas
RES Direct, LLC	Delaware
RES, LLC	Delaware

Name of Subsidiary:	State or Country Under Laws of Which Organized
Rock River Title, L.L.C.	Illinois
Sanderson Weir Pty Ltd	Australia
SecoLink Information Services, LLC	Pennsylvania
SecoLink Management Services, LLC	Pennsylvania
SecoLink Settlement Services, LLC	Pennsylvania
Security Exchange Corporation	Nebraska
Security First Financial Services, Inc	Florida
Settlers Title Agency, Inc.	New Jersey
SFG Title Agency, LLC	Michigan
Shoshone Title Insurance and Abstract Company	Wyoming
Smart Title Solutions LLC	Delaware
Southwest Title Land Company	Oklahoma
State Title Insurance Company	Rhode Island
Statistics Data, Inc	Delaware
T.A. Title Insurance Company	Pennsylvania
Tele-Track, Inc.	Georgia
Teletrack UK Limited	United Kingdom
Teton Land Title Company	Wyoming
Texas Escrow Company	Texas
The First American Financial Corporation	California
The Heritage Escrow Company, Inc	California
The Hyper-Abstract Corporation	New York
The Inland Empire Service Corporation	California
The Live Organization Limited	United Kingdom
The Outland Companies, LLC	Oklahoma
The Title Security Group, Inc.	Puerto Rico
Title Company of the Americas, S.A	Nicaragua
Title Insurance Agency of Juneau, Inc.	Alaska
Title Insurance Company of Oregon	Oregon
Title Records, Inc.	California
Titleserve, Inc.	Canada
TP Verify Screening Pvt Limited	India
Transcontinental Escrow Company	Florida
Transcontinental Search and Settlement, Inc.	Pennsylvania
Transcontinental Title Company	Florida
Transcontinental Title Company (Maryland)	Maryland
Transcontinental Title Company of California	California
Transcontinental Title Company, Inc. (Alabama)	Alabama
Transcontinental Title, Inc	Tennessee
Tri-County Tax Research, Inc.	Michigan
Tri-County Title Services, LLC	Michigan
UK Valuation Limited	United Kingdom
United General Title Insurance Company	Colorado
UW Asset Corp.	Colorado
Valuation Information Technology, L.L.C.	Iowa
Verify (Hong Kong) Limited	Hong Kong
Verify (Mauritius) Limited	Mauritius
Verify (Zhuhai) Limited	China
Verify Limited	Mauritius
Verify Screen Sdn Bhd	Malaysia
Western National Title Insurance Company	Utah
Westlake Settlement Services, LLC	Delaware
Woodford County Abstract & Title Company, Inc.	Illinois
WTA 1031, L.L.C.	Oklahoma
Wyoming First Exchange, Inc.	Wyoming
Wyoming Land Title Company	Wyoming
ZD Acquisition LLC	Delaware